EXHIBIT 10.5

VANELL, CORP.

Advisory Services Agreement

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS IN LIEU OF A SPECIAL MEETING

Dated as of: January 23, 2014

The following Agreement ("Agreement") between Vanell, Corp., a corporation of the State of Nevada, (the "Corporation"), and Neil Swartz and Timothy Hart collectively, ("Advisors") outline the services and compensation between the parties.

Advisory Services and Issuance of Preferred Stock

1)  Advisory Services.

In consideration for the issuance of six hundred thousand (600,000) of Vanell Corp's ("VANELL") Preferred Stock to the Advisors and in the amounts set forth herein and as inducement for the Advisors to be affiliated with VANELL, the Advisors have agreed to and shall provide the following advisory services:

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Assist management with the preparation and filing of reports with the Securities and Exchange Commission, including past and current reports on Form 10-K and 10-Q

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Repackage corporate materials to position VANELL as a railroad company seeking an acquisition

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Assist VANELL in seeking to identify and evaluate potential merger and acquisition candidates and, when appropriate, negotiate on VANELL's behalf

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Assist VANELL in maintaining current on the OTCQB markets

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Initiate an investor relations campaign

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Assist VANELL in preparation of private offering documents

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Introduce prospective investors to VANELL

The Preferred Stock shall upon issuance be deemed earned.

2)  Preferred Stock.

The designations and preferences for the Preferred Stock is attached as Exhibit A. VANELL shall have authorized a series of preferred stock and file the Certificate of Designations with the Nevada

Secretary of State.

3)  Issuance of Preferred Stock

In consideration for the issuance of 600,000 shares of Preferred Stock to Neil Swartz and Timothy Hart they shall deliver to VANELL the Advisory Services outlined herein.

VANELL, CORP. Advisory Services Agreement	1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of this 23rd day of January 2014.

/s/ Neil Swartz	/s/ Timothy Hart
Neil Swartz-CEO Vanell, Corp	Timothy Hart-CFO Vanell, Corp

Signed and accepted by Advisors:

/s/ Neil Swartz	/s/ Timothy Hart
Neil Swartz, an individual	Timothy Hart, an individual

VANELL, CORP. Advisory Services Agreement	2